Exhibit 24

DATE:     February 27, 1995

TO:       Lee W. Randall
          Laurence M. Hamric

FROM:     Edwin Lupberger, et. al.

SUBJECT:  Power of Attorney


Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission their Annual Report on Form 10-K for the year ended December 31, 1994 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned, in their respective capacities as directors and/or officers of said Company as specified in Attachment I, do each hereby make, constitute and appoint Lee W. Randall and Laurence M. Hamric, and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

Entergy Corporation




By:     /s/ Edwin Lupberger                /s/ Gerald D. McInvale
       Edwin Lupberger                       Gerald D. McInvale
     Chairman of the Board                Senior Vice President and
  and Chief Executive Officer              Chief Financial Officer

  /s/ W. Frank Blount                   /s/ John A. Cooper, Jr.
   W. Frank Blount                        John A. Cooper, Jr.




  /s/ Lucie J. Fjeldstad              /s/ Norman C. Francis
 Lucie J. Fjeldstad                    Norman C. Francis




  /s/ Kaneaster Hodges, Jr.             /s/ Robert v.d. Luft
   Kaneaster Hodges, Jr.                  Robert v.d. Luft




  /s/ Edwin Lupberger                  /s/ Kinnaird R. McKee
    Edwin Lupberger                     Kinnaird R. McKee




   /s/ Paul W. Murrill               _/s/ James R. Nichols
  Paul W. Murrill                      James R. Nichols




  /s/ Eugene H. Owen                /s/ John N. Palmer, Sr.
   Eugene H. Owen                    John N. Palmer, Sr.




  /s/ Robert D. Pugh               /s/ H. Duke Shackelford
   Robert D. Pugh                    H. Duke Shackelford




  /s/ Wm. Clifford Smith           /s/ Bismark A. Steinhagen
 Wm. Clifford Smith                  Bismark A. Steinhagen

Entergy Corporation

Chairman  of  the  Board, Chief Executive  Officer  and  Director
(principal executive officer) - Edwin Lupberger

Senior Vice President and Chief Financial Officer (principal financial officer) - Gerald D. McInvale

Directors - W. Frank Blount, John A. Cooper, Jr., Lucie J. Fjeldstad, Norman C. Francis, Kaneaster Hodges, Jr., Robert v.d. Luft, Kinnaird R. McKee, Paul W. Murrill, James R. Nichols,
Eugene   H.   Owen,  John  N.  Palmer,  Sr.,  Robert   D.   Pugh,
H. Duke Shackelford, Wm. Clifford Smith, Bismark A. Steinhagen.

DATE:     February 27, 1995

TO:       Lee W. Randall
          Laurence M. Hamric

FROM:     Edwin Lupberger, et. al.

SUBJECT:  Power of Attorney


Arkansas Power & Light Company, Gulf States Utilities Company, Louisiana Power & Light Company, Mississippi Power & Light Company, New Orleans Public Service Inc., and System Energy Resources, Inc., collectively referred to herein as the Companies, will file with the Securities and Exchange Commission their respective Annual Reports on Form 10-K for the year ended December 31, 1994 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned, in their respective capacities as directors and/or officers of said Companies as specified in Attachment I, do each hereby make, constitute and appoint Lee W. Randall and Laurence M. Hamric, and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

Arkansas Power & Light Company
Gulf States Utilities Company
Louisiana Power & Light Company
Mississippi Power & Light Company
New Orleans Public Service Inc.      System Energy Resources,
Inc.



By:     /s/ Edwin Lupberger         By:    /s/ Donald C. Hintz
        Edwin Lupberger                      Donald C. Hintz
Chairman of the Board and            President and Chief Executive Officer
Chief Executive Officer


                    /s/ Gerald D. McInvale
                      Gerald D. McInvale
                  Senior Vice President and
                   Chief Financial Officer

   /s/ Michael B. Bemis                 /s/ John J. Cordaro
    Michael B. Bemis                     John J. Cordaro




   /s/ Frank F. Gallaher                /s/ Donald C. Hintz
    Frank F. Gallaher                     Donald C. Hintz




    /s/ Jerry D. Jackson                  /s/ R. Drake Keith
      Jerry D. Jackson                      R. Drake Keith




  /s/ Edwin Lupberger                    /s/ Jerry L. Maulden
    Edwin Lupberger                      Jerry L. Maulden




   /s/ Donald E. Meiners
    Donald E. Meiners

Arkansas Power & Light Company

Chairman  of  the  Board, Chief Executive  Officer  and  Director
(principal executive officer) - Edwin Lupberger

Senior Vice President and Chief Financial Officer (principal financial officer) - Gerald D. McInvale

Directors  -  Michael  B.  Bemis,  Donald  C.  Hintz,  Jerry   D.
Jackson, R. Drake Keith, Jerry L. Maulden.


Gulf States Utilities Company

Chairman  of  the  Board, Chief Executive  Officer  and  Director
(principal executive officer) - Edwin Lupberger

Senior Vice President and Chief Financial Officer (principal financial officer) - Gerald D. McInvale

Directors  -  Michael  B.  Bemis, Frank F.  Gallaher,  Donald  C.
Hintz, Jerry D. Jackson, Jerry L. Maulden.


Louisiana Power & Light Company

Chairman  of  the  Board, Chief Executive  Officer  and  Director
(principal executive officer) - Edwin Lupberger

Senior Vice President and Chief Financial Officer (principal financial officer) - Gerald D. McInvale

Directors  -  Michael  B.  Bemis,  John  J.  Cordaro,  Donald  C.
Hintz, Jerry D. Jackson, Jerry L. Maulden.


Mississippi Power & Light Company

Chairman  of  the  Board, Chief Executive  Officer  and  Director
(principal executive officer) - Edwin Lupberger

Senior Vice President and Chief Financial Officer (principal financial officer) - Gerald D. McInvale

Directors  -  Michael  B.  Bemis,  Donald  C.  Hintz,  Jerry   D.
Jackson, Jerry L. Maulden, Donald E. Meiners.


New Orleans Public Service Inc.

Chairman  of  the  Board, Chief Executive  Officer  and  Director
(principal executive officer) - Edwin Lupberger

Senior Vice President and Chief Financial Officer (principal financial officer) - Gerald D. McInvale

Directors  -  John  J.  Cordaro,  Jerry  D.  Jackson,  Jerry   L.
Maulden.


System Energy Resources, Inc.

President,   Chief  Executive  Officer  and  Director  (principal
executive officer) - Donald C. Hintz

Senior Vice President and Chief Financial Officer (principal financial officer) - Gerald D. McInvale

Directors  -  Edwin  Lupberger,  Jerry  D.  Jackson,   Jerry   L.
Maulden.